Washington Mutual

merger with

DIME.

June 25, 2001

Forward – Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Washington Mutual and Dime, including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Washington Mutual's and Dime's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Washington Mutual's and Dime's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Washington Mutual and Dime may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer lost and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Dime may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Washington Mutual's and Dime's markets; (10) the concentration of Washington Mutual's operations in California adversely affecting results if the California economy or real estate market declines; and (11) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Washington Mutual's and Dime's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Washington Mutual or Dime or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Washington Mutual and Dime do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information

The proposed transaction will be submitted to Dime's stockholders for their consideration. Washington Mutual and Dime will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Stockholders of Dime are urged to read the registration statement and the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Washington Mutual and Dime, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can be obtained, without charge, by directing a request to Washington Mutual, Investor Relations, 1201 Third Avenue WMT2140, Seattle, Washington 98101 (206-461-3187) or to Dime, Investor Relations, 589 Fifth Avenue, New York, New York 10017 (212-326-6170).

Dime and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Dime in connection with the merger. Information about the directors and executive officers of Dime and their ownership of Dime common stock is set forth in the proxy statement, dated March 10, 2001, for Dime's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A.

Transaction Rationale
Building a Strong National Franchise

- Excellent strategic fit
  - Washington Mutual ("WM") obtains strong retail banking presence in nation's largest metro market – a platform for future growth
  - Enhances residential lending presence in the Northeast and expands mortgage servicing and origination market shares nationally
  - Further builds commercial lending capabilities
  - Incrementally re-mixes balance sheet
- Attractive economics with conservative assumptions
  - Immediately accretive to cash earnings
  - Breakeven to GAAP EPS in 2002 and accretive in 2003
  - Cash IRR of 18%+

Transaction Summary

Exchange Ratio at Announcement:	1.05 WM shares per DME share
Implied Transaction Price:	$40.84 / share(1)
Transaction Value:	$5.2 billion(2)
Stock Component to Shareholders:	Approximately 92.3 million WM shares
Cash Component to Shareholders:	Approximately $1.4 billion
Consideration Mix:	Approximately 70% stock / 30% cash
Stock / Cash Election:	Shareholders to elect between WM common stock and cash, subject to pro ration
Accounting / Tax Structure:	Purchase; tax-free reorganization (cash to be taxed as capital gains)

(1) Based on WM average closing price for five trading days ended June 22, 2001.
(2) Based on 115.0 million Dime shares outstanding plus 7.9 million equivalent shares related to Warburg Pincus Warrants plus Dime options valued at $177 million.

Transaction Summary (cont.)

Litigation Tracking Warrants:	WM to assume Dime's existing LTWs, exercisable for WM shares. Other terms to remain unchanged
Warburg Warrant Purchase & Voting Agreement:	WM will purchase Warburg's outstanding Warrants based on same consideration available to Dime's shareholders. Warburg to vote its existing common shares in favor of the merger
Expected Closing:	Early 1st Quarter 2002
Required Approvals:	Dime shareholders and customary regulatory approvals
Board Representation:	One Dime Director to join WM's Board
Termination Fee:	$185 million

Dime Acquisition

1. ***Why New York?***
2. Why Dime?
3. Transaction Overview

Why New York?

- New York metropolitan area is the nation's largest banking market
  - $500 billion plus in deposits (over 10% of U.S. total)
- Favorable competitive environment - market dominated by large commercial banks
  - Under-served middle-market consumers (WM's target market)
  - Extensive research indicates WM retail banking model will be well received
- Leverages WM's brand recognition and existing residential lending presence
  - WM currently ranks #1 or #2 in New York, Connecticut Pennsylvania and Massachusetts[1]

(1) Source: Real Estate Solutions for the most current month available (May 2000 – March 2001). WM pro forma as of March 31, 2001 including Bank United Corp., the mortgage operations of The PNC Financial Services Group, Inc. and Fleet Mortgage Corp.

Why New York?
Large Attractive Market

	Population (in millions)	Deposits (in billions)	Median Household Income (in thousands)	WM Pro Forma Deposits (in billions)	WM Pro Forma Market Share
New York Metro Area [1]	19.2	$521	$61.2	$13.5	2.6 %
WM's Key Markets					
Los Angeles Metro Area[2]	15.5	$197	$44.7	$28.4	14.4 %
San Francisco Metro Area[3]	5.8	142	64.0	11.4	8.1
San Diego	2.9	33	45.7	4.9	14.6
Seattle	3.3	39	44.7	7.2	18.5
Dallas	5.0	58	50.6	3.0	5.1
Houston	4.6	54	44.8	6.5	12.1
Miami	2.2	42	32.4	2.7	6.4
WM Market Total / Average [4]	83.2	$1,036	$43.4	$87.6	8.5 %
US Total / Average	274.7	$4,345	$42.3	$107.9	2.5 %

(1) New York metro area is defined as New York, Newark, Bergen-Passaic, Nassau-Suffolk, Jersey City, Middlesex-Somerset, Monmouth-Ocean and New Haven-Bridgeport-Stamford-Norwalk-Danbury-Waterbury MSAs.
(2) Los Angeles metro area includes LA-Long Beach, Orange County and Riverside-San Bernardino MSAs.
(3) San Francisco metro area includes Oakland, San Francisco and San Jose MSAs.
(4) Includes California, Florida, Idaho, Nevada, Oregon, Texas, Utah and Washington.
Source: SNL Securities LC / Claritas. Data as of June 30, 2000.

Why New York?
Attractive Competitive Dynamics

($ in millions)

Rank	Company	Deposits	# of Branches	Market Share (1)
1	J.P. Morgan Chase	$104,907	385	20.2 %
2	Citigroup(2)	62,419	258	12.0
3	FleetBoston Financial	43,918	689	8.4
4	First Union	36,380	374	7.0
5	Bank of New York	27,826	322	5.3
6	HSBC	22,731	213	4.4
7	**Dime**	**13,563**	**128**	**2.6**
8	GreenPoint	11,595	73	2.2
9	North Fork(2)	9,912	165	1.9
10	Astoria	9,863	87	1.9

(1) Includes New York, Newark, Bergen-Passaic, Nassau-Suffolk, Jersey City, Middlesex-Somerset, Monmouth-Ocean and New Haven-Bridgeport-Stamford-Norwalk-Danbury-Waterbury MSAs.
(2) Pro forma to reflect recent acquisitions (i.e., Citigroup/EAB and North Fork/Commercial Bank of NY).
Source: SNL Securities LC as of June 30, 2000.

Why New York?
Positive Research Findings

- WM research indicates that 28% of New York bank customers would switch banks – higher than any other WM market
- New York customers' primary complaints include
  - Unfair fees
  - Poor customer service
  - Big banks perceived to be cold and unfriendly
- WM research indicates high levels of unmet needs and strong demand for Company's free checking and value-added services
- Strong track record in new markets: Five years after entering California, WM customers are 50% more likely to refer a friend to WM than customers of its two largest competitors

Source: WM internal research as of Q1 2001.

Why New York?
Occasio Redefines Consumer Banking


Washington
Welcome

- Revolutionary new branch model - customer centric rather than bank centric
- Product line focuses on higher-margin assets and fee-based services
- Occasio provides opportunity to expand at relatively low cost in New York metro area without the need for additional acquisitions

Why New York?
Occasio Provides Platform for Growth



- First market: Las Vegas – 18 of 21 stores open
- Second market: Phoenix – 8 of 40 stores open
- Third market: Atlanta – 60-80 stores expected to open within the next two years
- Fourth market: Metropolitan New York

Dime Acquisition

1. Why New York?
2. ***Why Dime?***
3. Transaction Overview

Why Dime?

- Broad regional banking franchise with leading share in key markets
- Platform for significant growth opportunities
- Highly compatible strategies
  - Retail and mortgage banking plus commercial lending
  - Commercial lending helps in re-mixing balance sheet
  - Focus on generating core deposits and originating higher yielding loans
  - Conservative credit culture
- Sizable mortgage banking operation provides significant opportunities for synergies
- Strong profitability with superior asset quality

Why Dime?
Broad Retail Banking Footprint



◆ Dime Branch

($ in millions)

	Deposits	Branches	Market Share
Brooklyn	$3,652	20	14.7 %
Suffolk	2,455	27	10.9
Nassau	2,397	24	6.8
Manhattan	1,020	10	0.6
Queens	605	6	2.1
Staten Island	457	4	7.6
Westchester	422	4	2.3
Rockland	278	4	5.7
Bronx	134	2	1.5
Northern NJ(1)	2,143	27	2.1

(1) Northern NJ includes Bergen, Passaic, Morris, Sussex, Essex, Middlesex, Hudson, Union, Mercer, Somerset, Ocean and Monmouth counties.
Source: SNL Securities LC. Data as of June 30, 2000.

Washington Mutual

DIME.

Why Dime?
Extends WM's Retail Platform

- Adds attractive, low cost deposit base


Dime Deposits
19%
43%
38%
Checking Accounts
Savings & MMDA
Time
WM Deposits
21%
38%
41%

$14.6 billion
Avg. Cost: 3.87%

$93.3 billion
Avg. Cost: 4.10%

- Adds more than 1 million retail banking households, bringing the total to 6.4 million

Source: Company financial reports for both Dime and WM. Data as of or for the quarter ended March 31, 2001.

Why Dime?
Significant Growth Opportunities

- Same store sales experience in California suggests significant revenue opportunities for WM retail banking model[1]

	Per Location		%
	3/31/00	3/31/01	Change
# of Checking Accounts[2]	4,814	5,421	13 %
Consumer Lending[3]	$914,864	$1,596,836	75
Mortgage Lending[3]	329,907	685,900	108
Fee Income[3]	181,301	232,921	29
FTE[2]	10.9	10.6	(3)

(1) Averages of 545 California Consumer Banking financial centers open for at least one year.
(2) As of the end of the period.
(3) Year to date for the period.

Why Dime?
Enhances Mortgage Leadership

- Dime's mortgage subsidiary, North American Mortgage Company ("NAMCO"), is a significant residential loan originator and servicer
  - #8 mortgage originator and #14 servicer(1)
  - Offers full line of single-family mortgage products
  - Successful originator of home equity loans
  - Balanced player with strength in each of the retail, wholesale and correspondent lending channels
  - 243 offices in 40 states
- Solidifies WM's position as #1 originator and #1 servicer in a scale-driven business
- Acquisition augments strategy directed at diversifying revenue base, reducing costs and retaining/cross selling existing customers

(1) Source: Inside Mortgage Finance, as of March 31, 2001.

Why Dime?
Mortgage Banking – Solidifies Leadership

Top Mortgage Servicers in the U.S.

($ in billions) Rank		Servicing Portfolio 3/31/01
	Pro Forma Washington Mutual / Dime (NAMCO)	***$512.3***
1	**Stand Alone Washington Mutual (1)**	**455.9**
2	Wells Fargo	455.5
3	Chase	392.4
4	Bank of America	337.8
5	Countrywide	295.8
6	HomeSide	189.4
7	GMAC Mortgage	179.9
8	CitiMortgage	125.4
9	ABN AMRO	116.5
10	First Nationwide Mortgage	112.1
14	**Dime (NAMCO)**	**56.4**

(1) WM pro forma as of March 31, 2001 including Fleet Mortgage Corp.'s primary servicing portfolio, sub-servicing of Fleet National Bank's owned loans, and Fleet Mortgage Corp.'s loans pending sale to investors.

Source: Inside Mortgage Finance, as of March 31, 2001.

Washington Mutual

DIME.

Why Dime?
Mortgage Banking – Solidifies Leadership

Top Mortgage Lenders in the U.S.

($ in billions)

Rank		Origination Volume Q1 2001
	Pro Forma Washington Mutual / Dime (NAMCO)	***$42.3***
1	**Stand Alone Washington Mutual[(1)]**	**32.6**
2	Chase	31.9
3	Wells Fargo	28.8
4	Countrywide	23.8
5	Bank of America	17.0
6	ABN AMRO	13.2
7	GMAC	10.7
8	**Dime (NAMCO)**	**9.7**
9	HomeSide	9.1
10	National City	9.1

(1) WM pro forma as of March 31, 2001 including Bank United Corp., the mortgage operations of The PNC Financial Services Group, Inc. and Fleet Mortgage Corp.

Source: Inside Mortgage Finance, as of March 31, 2001.

Why Dime?
Reinforces Balanced Origination Channels

- Strengthens distribution across all channels
- Lending Volumes(1):

Dime (NAMCO)



Correspondent 28%
Retail 34%
Wholesale 38%

$9.7 billion

Washington Mutual(2)



Retail 24%
Correspondent 42%
Wholesale 34%

$32.6 billion

(1) Year to date data as of March 31, 2001.

(2) Retail includes HLCs, Consumer Banking financial centers, consumer direct and Internet. WM pro forma as of March 31, 2001 including Bank United Corp., the mortgage operations of The PNC Financial Services Group, Inc. and Fleet Mortgage Corp.

Why Dime?
Strong Commercial Lending Capabilities

- Dime is a successful commercial lender
  - $2.4 billion in commercial real estate loans with production focused on New York and selected East Coast metropolitan areas
  - $1.9 billion in multi-family loans primarily within retail banking footprint
  - $1.1 billion in commercial and industrial loans to small and medium sized businesses in New York area
- Strong credit culture with commercial NPAs at 0.19% of commercial assets
- Additional commercial lending operations are consistent with strategy of increasing WM's proportion of higher yielding assets over time
- Pro forma commercial lending portfolio of $32 billion or 21% of loans

Why Dime?
Incrementally Re-mixes Balance Sheet

- Dime's substantial commercial and consumer lending capabilities incrementally re-mixes WM's balance sheet(1)

Dime Earning Assets(2):



10%
2%
43%
10%
13%
6%
16%
MBS
Inv. Securities
1-4 Family
Multi Family
Comm RE
C&I
Consumer & Other

$23.4 billion

(1) Data as of March 31, 2001.
(2) Excludes loans held for sale.

Why Dime?
Strong Profitability and Asset Quality

Dime Key Statistics[(1)]

	Three Months Ended March 31,		Year Ended December 31,		
	2001	2000	2000	1999	1998
Return on Average Assets	1.28 %	1.11 %	1.11 %	1.11 %	1.02 %
Return on Average Equity	18.8	17.0	16.6	16.7	16.3
NPAs / Assets	0.26	0.37	0.34	0.36	0.37
ALLL / Loans	0.90	0.91	0.89	0.92	0.82

(1) Selected items adjusted for the effects of certain nonrecurring or unusual items.
Source: Company reports and SNL Securities LC.

Dime Acquisition

1. Why New York?
2. Why Dime?
3. ***Transaction Overview***

Transaction Assumptions

- First Call estimates utilized for 2002 base case(1)
  - 11% and 13% growth rates assumed thereafter for Dime and WM, respectively, per First Call
- Expense savings of approximately $150 million pre-tax, phased in 65% in 2002 and 100% thereafter
  - 25% of Dime's estimated expenses excluding amortization of goodwill, mortgage servicing rights and other intangibles
  - Dime expenses assumed to grow at 5%
- Estimated core deposit intangible equal to approximately $475 million, amortized over 7 years, consistent with previous acquisitions
- Restructuring charge estimated to be $308 million (pre-tax), including $77 million Hudson United cash break-up fee
- No revenue enhancements assumed
- Cash IRR of 18%+ assumes 12x terminal multiple

(1) Consensus estimates as of June 22, 2001 for 2002 of $3.07 and $3.55 for Dime and Washington Mutual, respectively.

Pro Forma Earnings Impact

($ in millions)

Earnings Projections	Projected for Fiscal Year 2002	2003
Washington Mutual Earnings[1]	$2,976.9	$3,363.9
Existing WM Goodwill Amortization	115.9	113.0
Dime Earnings[1]	372.5	413.4
Existing Dime Goodwill Amortization	22.6	22.6
Expected Cost Savings	60.2	97.3
CDI Amortization Expense	(43.4)	(43.4)
Other Adjustments[2]	(8.7)	(11.9)
Pro Forma Net Income	$3,496.0	$3,954.9

(1) Based on First Call consensus estimates as of June 22, 2001.
(2) Includes effects of financing cash component of consideration, restructuring charge and increased dividend payment. Cost of cash of 5.5%. Also includes estimated purchase accounting impact and other adjustments

Pro Forma EPS Impact

Earnings Projections	Projected for Fiscal Year 2002	2003
Current First Call EPS Estimates[1]	$3.55	$4.01
Stand Alone "New" GAAP EPS	3.69	4.15
Pro Forma "New" GAAP EPS	3.69	4.16
Accretion to Washington Mutual ($)	**--**	**$0.01**
Accretion to Washington Mutual (%)	**-- %**	**0.4 %**
Stand Alone Cash EPS	$3.72	$4.18
Pro Forma Cash EPS	3.77	4.24
Accretion to Washington Mutual ($)	**$0.05**	**$0.06**
Accretion to Washington Mutual (%)	**1.1 %**	**1.4 %**
Pro Forma Shares Outstanding (in millions)	948.1	949.8

(1) Based on First Call consensus estimates as of June 22, 2001.

Low Execution Risk

- Extensive due diligence completed
- Reasonable expense savings assumptions, no revenue enhancements included in model
- Retail bank branch staff and locations unaffected
- Dime integration will not impair any current WM integration efforts
  - Integration of the mortgage operations of PNC and Bank United are largely completed
  - Fleet Mortgage on track to be completed by early 2002
- Acquisitions are a core competency – WM has successfully completed 28 acquisitions over the past 15 years
  - Deal sizes up to $9.9 billion
  - All transactions have met or exceeded expectations

Proven Financial Performance Over Time

EPS Growth(1)

CAGR:(2) 18.6%


American
Great Western
Ahmanson
Bank United & PNC(3)
$0.33
$0.34
$0.34
$0.43
$0.41
$0.43
$0.37
$0.42
$0.46
$0.49
$0.51
$0.49
$0.53
$0.55
$0.56
$0.55
$0.55
$0.61
$0.57
$0.63
$0.77
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
1996
1997
1998
1999
2000
2001

(1) Excludes SAIF assessment in Q3 1996 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger.
(2) CAGR calculated from Q1 1996 through Q1 2001.
(3) PNC acquisition refers to the acquisition of the mortgage operations of The PNC Financial Services Group, Inc.

Creating Shareholder Value



Cumulative Value of Investment(1)
$2,000
$1,600
$1,200
$800
$400
$0
WM
S&P Financial Index
S&P 500 Index
Dec-90
Jun-92
Dec-93
Jun-95
Dec-96
Jun-98
Dec-99
Mar-01
$1,997
CAGR:(2) 33.9%
$810
CAGR:(2) 22.6%
$440
CAGR:(2) 15.5%

(1) Assumes an initial investment of $100 at December 31, 1990 and reinvestment of dividends.
(2) CAGR calculated from December 31, 1990 through March 31, 2001.
Source: S&P Compustat

Summary

- Excellent strategic fit
  - WM obtains strong retail banking presence in nation's largest metro market – a platform for future growth
  - Enhances residential lending presence in Northeast and expands mortgage servicing and origination market shares nationally
  - Further builds commercial lending capabilities
  - Incrementally re-mixes balance sheet
- Attractive economics with conservative assumptions
  - Immediately accretive to cash earnings
  - Breakeven to GAAP EPS in 2002 and accretive in 2003
  - Cash IRR of 18%+

EXHIBITS

Dime Market Position – Key New York City Counties

($ in millions)

Kings County (Brooklyn)				
Rank	**Institution**	**Branches**	**Deposits**	**Market Share**
1	J.P. Morgan Chase	58	$4,266	17.2 %
2	HSBC	36	3,687	14.8
3	**Dime**	**22**	**3,652**	**14.7**
4	Citigroup	34	2,714	10.9
5	GreenPoint	14	2,209	8.9
		Total	**$24,856**	**100.0 %**

Queens County				
Rank	**Institution**	**Branches**	**Deposits**	**Market Share**
1	J.P. Morgan Chase	68	$4,364	15.1 %
2	Citigroup	50	3,618	12.5
3	Astoria Financial	20	2,965	10.3
4	North Fork	40	2,461	8.5
5	New York Community	27	2,242	7.8
13	**Dime**	**6**	**605**	**2.1**
		Total	**$28,899**	**100.0 %**

New York County (Manhattan)				
Rank	**Institution**	**Branches**	**Deposits**	**Market Share**
1	J.P. Morgan Chase	165	$77,333	39.7 %
2	Citigroup	81	41,442	21.3
3	Bank of New York	21	16,781	8.6
4	HSBC	69	10,554	5.4
5	Emigrant	13	2,262	1.2
11	**Dime**	**11**	**1,020**	**0.5**
		Total	**$194,570**	**100.0 %**

Richmond County (Staten Island)				
Rank	**Institution**	**Branches**	**Deposits**	**Market Share**
1	Staten Island	19	$1,801	30.0 %
2	New York Community	20	1,317	21.9
3	J.P. Morgan Chase	11	682	11.4
4	Citigroup	10	682	11.4
5	NSB Holding	10	531	8.8
6	**Dime**	**4**	**457**	**7.6**
		Total	**$6,001**	**100.0 %**

Source: SNL Securities LC as of June 30, 2000.

Dime Market Position – Key NY Suburban Markets

($ in millions)

Suffolk County				
Rank	**Institution**	**Branches**	**Deposits**	**Market Share**
1	J.P. Morgan Chase	60	$3,510	15.5 %
2	North Fork	65	2,959	13.1
3	Citigroup	36	2,759	12.2
4	**Dime**	**28**	**2,455**	**10.9**
5	Astoria	26	1,879	8.3
		Total	**$22,609**	**100.0 %**

Nassau County				
Rank	**Institution**	**Branches**	**Deposits**	**Market Share**
1	Citigroup	76	$6,511	18.4 %
2	GreenPoint	24	4,292	12.1
3	J.P. Morgan Chase	60	4,130	11.7
4	Astoria Financial	34	3,298	9.3
5	FleetBoston	69	2,903	8.2
7	**Dime**	**27**	**2,397**	**6.8**
		Total	**$35,383**	**100.0 %**

Westchester County				
Rank	**Institution**	**Branches**	**Deposits**	**Market Share**
1	J.P. Morgan Chase	50	$3,167	16.9 %
2	Bank of New York	71	3,154	16.8
3	Citigroup	25	2,241	11.9
4	HSBC	34	1,952	10.4
5	First Union	47	1,741	9.3
10	**Dime**	**4**	**422**	**2.2**
		Total	**$18,785**	**100.0 %**

Rockland County				
Rank	**Institution**	**Branches**	**Deposits**	**Market Share**
1	U.S.B. Holding	16	$920	18.8 %
2	Bank of New York	27	859	17.5
3	HSBC	15	658	13.4
4	Provident	12	607	12.4
5	J.P. Morgan Chase	10	404	8.2
7	**Dime**	**4**	**278**	**5.7**
		Total	**$4,902**	**100.0 %**

Source: SNL Securities LC as of June 30, 2000.

Dime Market Position – Key NJ Suburban Markets

($ in millions)

Bergen County

Rank	Institution	Branches	Deposits	Market Share
1	FleetBoston	74	$6,344	25.8 %
2	Hudson City	23	2,324	9.5
3	PNC Financial	26	1,409	5.7
4	Bank of New York	36	1,232	5.0
5	Valley National Bancorp	33	1,164	4.7
14	**Dime**	**8**	**566**	**2.3**
		Total	**$24,564**	**100.0 %**

Passaic County

Rank	Institution	Branches	Deposits	Market Share
1	Valley National	22	$1,862	26.0 %
2	PNC Financial	17	909	12.7
3	First Union	15	763	10.6
4	**Dime**	**8**	**496**	**6.9**
5	Hudson United	15	381	5.3
		Total	**$7,173**	**100.0 %**

Middlesex County

Rank	Institution	Branches	Deposits	Market Share
1	First Union	32	$2,440	13.0 %
2	FleetBoston	42	2,393	12.8
3	PNC Financial	24	1,732	9.2
4	First Sentinel	18	1,090	5.8
5	Amboy Bancorporation	10	1,012	5.4
7	**Dime**	**4**	**351**	**1.9**
		Total	**$18,725**	**100.0 %**

Essex County

Rank	Institution	Branches	Deposits	Market Share
1	First Union	32	$3,651	27.1 %
2	FleetBoston	35	1,906	14.2
3	PNC Financial	22	1,373	10.2
4	Valley National	11	723	5.4
5	PennFed Financial	5	457	3.4
15	**Dime**	**1**	**183**	**1.4**
		Total	**$13,453**	**100.0 %**

Source: SNL Securities LC as of June 30, 2000.

Washington Mutual

DiME.

Dime Financial Trends

($ in millions)	Three Months Ended March 31,		December 31,		
	2001	2000	2000	1999	1998
Performance Data [(1)] **:**					
ROAA	1.28 %	1.11 %	1.11 %	1.11 %	1.02 %
ROAE	18.80	17.04	16.62	16.74	16.34
Net Interest Margin	2.78	2.96	2.84	2.91	2.68
Efficiency Ratio[(1)]	38.48	49.08	47.70	51.40	53.91
Balance Sheet Data:					
Total Assets	$27,050	$24,180	$25,688	$23,921	$22,321
Net Loans	16,171	15,437	16,143	15,067	12,643
Deposits	14,594	14,406	13,977	14,261	13,651
Common Equity	1,718	1,573	1,725	1,516	1,386
Net Loans / Deposits	110.8 %	107.2 %	115.5 %	105.6 %	92.6 %
Equity / Assets	6.35	6.51	6.71	6.34	6.21
Credit Quality Data:					
NPAs/ Assets	0.26 %	0.34 %	0.34 %	0.36 %	0.37 %
ALLL/ Loans	0.90	0.91	0.89	0.92	0.82
Net Charge-off Ratio	0.35	0.13	0.15	0.10	0.24

(1) Selected items adjusted for the effects of certain nonrecurring or unusual items.
Source: Company reports.

Washington Mutual

DIME.

Loan and MBS Portfolio

As of 3/31/01
($ in millions)

	Dime		WM		Pro Forma[3]	
	Balance	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Loans and MBS [1] **:**						
Prime SFR[2]	$9,841	53.9 %	$130,018	72.7 %	$139,859	70.9 %
Commercial RE	4,280	23.4	21,870	12.2	26,150	13.3
2nd Mtg. & Other Consumer	3,043	16.7	11,794	6.6	14,837	7.5
Specialty Mortgage Finance	--	--	7,399	4.1	7,399	3.8
Commercial Business	1,109	6.0	4,863	2.7	5,972	3.0
SFR Construction	--	--	3,000	1.7	3,000	1.5
Total Loans and MBS	$18,273	100.0 %	$178,944	100.0 %	$197,217	100.0 %

(1) Excludes loans held for sale of $4.7 billion for Dime and $13.9 billion for WM.
(2) Includes MBS.
(3) Does not reflect Dime's deposits at fair value. These fair values will be determined as of closing.

Deposit Composition

As of 3/31/01 *($ in millions)*	**Dime**		**WM**		**Pro Forma[1]**	
	Balance	**% of Total**	Balance	**% of Total**	Balance	**% of Total**
Deposit Type:						
Checking Accounts	$2,850	19.5 %	$19,237	20.6 %	$22,087	20.5 %
Savings & MMDA	5,493	37.7	38,792	41.6	44,285	41.0
Time	6,251	42.8	35,306	37.8	41,557	38.5
Total Deposits	$14,594	100.0 %	$93,335	100.0 %	$107,929	100.0 %
Cost of Deposits[2]	3.87 %		4.10 %		4.07 %	

(1) Does not reflect Dime's deposits at fair value. These fair values will be determined as of closing.
(2) Costs are average data for the quarter ended March 31, 2001.

Washington Mutual

DiME.

Nonperforming Assets

($ in millions)

	Dime	WM	Pro Forma[(1)]
Nonaccrual Loans:			
Residential	$44	$971	$1,015
Commercial Real Estate	5	130	135
Consumer	7	112	119
Business	5	58	63
Nonaccrual Loans	61	1,271	1,332
Foreclosed Assets	10	184	194
Total Nonperforming Assets	**$71**	**$1,455**	**$1,526**
Nonaccrual Loans to Loans	0.37 %	0.96 %	0.90 %
NPAs to Assets	0.26	0.66	0.62
ALLL to Nonaccrual Loans	243.7	91.1	98.0

(1) Does not reflect Dime's deposits at fair value. These fair values will be determined as of closing.
Note: Data as of March 31, 2001.

Washington Mutual

DIME.

Summary Balance Sheet

($ in millions)

	Dime	WM
Assets	$27,050	$219,925
Gross Loans	21,066	146,310
ALLL	147	1,158
Goodwill & Intangibles	495	2,192
Deposits	14,594	93,335
Stockholder's Equity	1,718	12,336
Total Equity / Total Assets	6.35 %	5.61 %

Note: Data as of March 31, 2001.

Washington Mutual

merger with

DIME.

June 25, 2001